INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (this “Agreement”) dated as of the 10th day of December, 2010 by and among the WEST VIRGINIA WATER DEVELOPMENT AUTHORITY (the “WVWDA”), a West Virginia public corporation acting on behalf of the WEST VIRGINIA INFRASTRUCTURE AND JOBS DEVELOPMENT COUNCIL (the “Infrastructure Council”; the Infrastructure Council and the WVWDA are hereinafter referred to collectively as the “Council”). WEST VIRGINIA ECONOMIC DEVELOPMENT AUTHORITY, a West Virginia public corporation (“WVEDA; WVEDA and the Council are hereinafter collectively referred to as the “Lenders”), and PROTEA BIOSCIENCES, INC., a Delaware corporation (“Borrower”).

WITNESSETH:

WHEREAS, contemporaneously herewith the Council has made a term loan to Borrower in the principal amount of $900,000 (the “WVIJDC Loan”) pursuant to that certain Loan Agreement of even date herewith between the Council and Borrower (the “WVIJDC Loan Agreement”), as evidenced by that certain Promissory Note of even date herewith executed by Borrower and made payable to Council in the principal amount of $900,000 (the “WVIJDC Note”); and

WHEREAS, Borrower has granted to the Council, as collateral for the repayment of the WVIJDC Loan, a security interest in certain personal property owned by Borrower, which property is more particularly described on Exhibit A attached hereto (collectively, the “Collateral”), pursuant to that certain Security Agreement of even date herewith executed by Borrower in favor of the Council (the “WVIJDC Security Agreement”); and

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WHEREAS, WVEDA has also made a term loan to Borrower in the principal amount of $900,000 (the “WVEDA Loan”) pursuant to that certain Loan Agreement dated October 21, 2010 between WVEDA and Borrower, as amended by the First Amendment thereto dated December 10, 2010 (the “WVEDA Loan Agreement”), which loan is evidenced by that certain Promissory Note dated October 21, 2010 executed by Borrower and made payable to WVEDA in the principal amount of $900,000 (the “WVEDA Note”) secured by a security interest in the Collateral pursuant to that certain Security Agreement dated October 21, 2010 executed by Borrower in favor of WVEDA, as amended by the Amended and Restated Security Agreement between said parties dated December 10, 2010 (the “WVEDA Security Agreement”); and

WHEREAS, the Lenders wish to set forth the relative priority, parity and dignity of the security interests which secure the WVIJDC Loan and WVEDA Loan, respectively.

NOW, THEREFORE, in consideration of the mutual premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           The security interests created by the WVIJDC Security Agreement and WVEDA Security Agreement (collectively, the “Security Agreements”) constitute first priority security interests that are equal and of parity in lien, right, priority and dignity at all times, insofar as such security interests secure the WVIJDC Loan and WVEDA Loan. The relative priorities of the Lenders' respective liens on the Collateral shall be as set forth in this Agreement, without regard to the actual time, order or method of filing, perfection or attachment of such security interests. This Agreement shall govern in all respects the interests of the Lenders in the Collateral and, to the extent contrary hereto, any prior agreements between the Lenders are hereby superseded and shall be of no further force and effect.

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2.           The Lenders hereby agree to cooperate in the filing of the Uniform Commercial Code financing statements relating to their respective security interests in the Collateral and shall, to the extent permitted by applicable law, cause all such documents to reflect that their interests in the Collateral are subject to the terms and conditions of this Agreement.

3.           In the event of an attachment, repossession, sale or other disposition of Borrower's right, title, interest and estate in the Collateral pursuant to either of the Security Agreements, all net sale proceeds or rentals shall be distributed to Lenders pro rata based on the ratio of the outstanding principal, accrued interest and other sums due and owing to each Lender for the loan secured by the WVEDA Security Agreement and the WVIJDC Security Agreement, respectively, to the total sum of all principal, accrued interest and other sums due and owing to Lenders under the WVEDA Loan and the WVIJDC Loan at the time of distribution of net proceeds from the liquidation of the Collateral, and the remainder of such net sale proceeds, if any, shall be distributed to the person or entities legally entitled thereto.

4.           Notwithstanding the provisions of Sections 1, 2 or 3 hereof, if one of the Lenders submits a credit bid at a foreclose sale (which bid is the successful bid), the credit bid net of sale costs will be credited against the WVEDA Note and the WVIJDC Note pro rata in the same manner as set forth in paragraph 3 and each Lender will acquire ownership in the Collateral, in part or in whole, purchased on such pro rata basis. For example, if at the time a disposition of the Collateral occurs, $200,000 is owed under the WVEDA Loan and $200,000 is owed under the WVIJDC Loan, the WVEDA credit bids $200,000, $100,000 will be credit against the WVEDA Loan, $100,000 will be credited against the WVIJDC Loan, WVEDA will acquire a one-half undivided interest in the Collateral (in part or in whole) and the WVIJDC will acquire a one-half undivided interest in the Collateral (in part or in whole) on account of the WVIJDC Loan. The other Lender shall reimburse the credit bidding Lender for its pro rata share of sale expenses.

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5.           The commencement of foreclosure, attachment, repossession, sale or other disposition of the Borrower's right, title and interest in and to the Collateral by a Lender shall obligate Lenders to commence and continue, simultaneously, such remedies with respect to the Collateral until every Lender's events of default have been resolved or all of the Collateral has been fully and completely liquidated.

6.           WVEDA and WVIJDC each agree to obtain the consent of the other Lender prior to the sale of any portion of the Collateral.

7.           An event of default under either the WVEDA Security Agreement or the WVIJDC Security Agreement shall constitute an event of default under both of the Security Agreements.

8.           In the event of a default under their respective loans to the Borrower and before exercising any of their respective rights under their respective security agreements, the Lenders shall cooperate in all ways reasonably possible to market and sell the Borrower's right, title and interest in the Collateral in a commercially reasonable manner. All expenses of sale under this Section 8 and all expenses incurred by either Lender shall be paid out of the proceeds of liquidation prior to any distribution to Lenders hereunder.

9.           Subject to 11 below, each Lender hereby appoints the other Lender to act as its agent to exercise and enforce all of such Lender's rights and remedies against any of the Collateral, and each Lender hereby accepts such appointment and agrees to distribute any proceeds received from the sale, liquidation, transfer or conveyance of any of the Collateral in accordance herewith.

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10.         Each Lender hereby agrees to give to the other Lender prompt written notice of the occurrence of an event of default under its respective Loan Agreement and Security Agreement.

11.         In the event that Borrower defaults in its obligations to Lenders or either of them, WVEDA shall exercise and enforce all rights and remedies of both Lenders against any of the Collateral, including, without limitation, the right to take or retake possession or control thereof, and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate the same. The Council may exercise its rights and remedies against the Collateral only if (i) WVEDA refuses to take actions requested by the Council within thirty (30) days after the occurrence of an event of default, or does not act in a commercially reasonable manner in protecting its and the Council's interests in the Collateral, and (ii) the Council gives WVEDA at least ten (10) days prior written notice of its intent to proceed.

12.         Each Lender hereby waives any and all rights to affect or challenge the method or appropriateness of any action taken by the other Lender with respect to the Collateral, subject only to the requirement that in enforcing any rights with respect to or realizing upon the Collateral each Lender shall always act in a commercially reasonable manner.

13.         Each Lender shall give the other Lender a copy of any written notice it may give to Borrower (i) consenting to any action or failure to act by Borrower, or (ii) exercising or refraining from exercising any powers or rights which it may have under or in respect of any of the Security Agreement or its Loan Agreement with Borrower. Each Lender shall give the other Lender written notice prior to commencing a foreclosure sale of, or leasing, the Collateral and each will reasonably cooperate with the other to assure that so long as indebtedness remains outstanding under the WVIJDC Loan and the WVEDA Loan, any sales under their respective Security Agreements shall occur simultaneously.

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14.         Under no circumstances shall either of the Lenders accept or demand a pledge of any of Borrower's property which constitutes Collateral as collateral security for any other indebtedness of Borrower to such Lender, without first obtaining the prior written consent of the other Lender.

15.         (a)         Neither Lender shall be liable for any error of judgment or for any action taken or omitted to be taken, except for gross negligence or willful misconduct.

(b)          Without limitation of the generality of the foregoing, each Lender (1) may consult with legal counsel, independent public accountants and other experts selected by such Lender and shall not be liable for any action taken or omitted to be taken in good faith in accordance with the advice of such counsel, accountants or experts, (2) shall not be responsible for the performance or observance of any of the terms, covenants or conditions under its respective Loan Agreement and related Security Agreements, and (3) shall incur no liability hereunder or under its respective Loan Agreement or Security Agreements by acting upon any notice, consent, certificate or other instrument or writing believed by such Lender to be genuine and signed or sent by the proper party.

(c)         Notwithstanding any other provision of this Agreement to the contrary, the Lenders agree that each of them may grant an extension of time for payment or performance by the Borrower and make compromises and settlements with the Borrower without the consent of the other Lenders under this Agreement, and without affecting the validity and enforceability of this Agreement. In the event either of the Lenders grants an extension or makes a compromise or settlement, it shall give the other Lender notice within 20 business days of such accommodation.

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16.         Each Lender hereby agrees to execute and deliver such additional documents as may be reasonably requested by the other Lender to evidence or effectuate the terms hereof.

17.         The maximum principal amount of the WVIJDC Loan shall be $900,000, and the Council shall not make any future advances of principal under the WVIJDC Loan which would increase the outstanding aggregate balance of the WVIJDC Loan to an amount in excess of $900,000, without the advance written consent of WVEDA. The maximum principal amount of the WVEDA Loan shall be $900,000, and WVEDA shall not make any future advances of principal under the WVEDA Loan, which would increase the outstanding aggregate balance of the WVEDA Loan to an amount in excess of $900,000, without the advance written consent of the Council.

18.         Any notices, requests, demands or other communications required hereunder shall be effective when delivered by registered mail, postage prepaid, return receipt requested to the parties at the following addresses:

If to the Infrastructure Council:

West Virginia Infrastructure and
Jobs Development Council
180 Association Drive
Charleston, West Virginia 25311
Attention: Executive Secretary

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With a copy to:

West Virginia Water Development Authority
180 Association Drive
Charleston, West Virginia 25311-1571
Attention: Director

If to WVEDA:

West Virginia Economic Development Authority
160 Association Drive
Charleston, West Virginia 25311-1217
Attention: Executive Director

If to Borrower:

Protea Biosciences, Inc.
955 Hartman Road, Suite 210
Morgantown, West Virginia 26507-0188
Attention: President

19.         This Agreement shall be governed by the laws of the State of West Virginia.

20.         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Lenders may sell, assign, encumber or otherwise transfer all or any part of their respective interests in this Agreement without the consent of any other party to this Agreement, provided that each transferee of any of the notes evidencing the loans described herein (the “Notes”) is bound by the provisions of this Agreement. Each of the Lenders agrees that if any such Lender transfers any of the Notes held by it, or any part thereof, it will, prior to the closing of such transfer, provide the transferee with a copy of this Agreement and promptly after such closing shall notify the other Lender in writing of such transfer. The other Lender shall be entitled to assume conclusively that no such transfer has been made, unless and until such written notice is received. Each transferee of any of the Notes shall take such Notes or any part thereof subject to the provisions of this Agreement and to any notice given or other action taken hereunder prior to the receipt by the other Lender or written notice of such transfer.

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21.         This Agreement may not be amended, nor any provision modified or waived, except by a writing signed by all parties hereto. The provisions of this Agreement are severable, and if any of these provisions shall be held by any court of competent jurisdiction to be unenforceable, such holding shall not affect or impair any other provision hereof. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

22.         Notwithstanding any provision of this Agreement, nothing contained herein shall be construed to effect a subordination or change in lien position of either of the Lenders in favor of any entity which is not a party to this Agreement, it being the intent of the parties hereto to provide for shared first lien positions solely in favor of the Lenders and shall not be construed to subordinate the lien positions of either of the Lenders to that of any third party or to confer any other right or benefit upon any entity which is not a party to this Agreement. It is the intent of the Lenders that any intervening liens or security interests will not affect the rights of the Lenders as such would exist had this Agreement not been made.

23.         Neither the execution of this Agreement, nor any action taken by any of the Lenders pursuant hereto, is intended to be, nor shall it be construed to be, the formation of a partnership or joint venture by the Lenders.

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24.         Borrower has executed this Agreement solely to evidence its consent to the shared first lien positions among the Lenders and its agreement with the terms and conditions of Sections 4 and 7 hereof, and Borrower understands and agrees that this Agreement shall have no effect upon its obligations to the Lenders. Borrower shall not be entitled under any circumstance to rely upon the failure of any of the Lenders to comply with the terms of this Agreement, and nothing contained herein shall be deemed to authorize Borrower to take any action not permitted under the documents to which Borrower or Lenders are parties.

25.         This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

WEST VIRGINIA WATER DEVELOPMENT
AUTHORITY, a West Virginia public corporation,
Acting on Behalf of WEST VIRGINIA
INFRASTRUCTURE AND JOBS
DEVELOPMENT
COUNCIL

By:	/s/ [ILLEGIBLE]
	Its:	Executive Director

WEST VIRGINIA ECONOMIC DEVELOPMENT
AUTHORITY

By:	/s/ David G. Warner
	Its:	Executive Director

PROTEA BIOSCIENCES, INC.

By:	/s/ Stephen Turner
	Its:	CEO

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STATE OF WEST VIRGINIA,

COUNTY OF KANAWHA, TO-WIT:

The forgoing instrument was acknowledged before me this 8th day of December, 2010, by Chris E. Jarrett, the Exe. Dir. of the WEST VIRGINIA WATER DEVELOPMENT AUTHORITY, a West Virginia public corporation, acting on behalf of the WEST VIRGINIA INFRASTRUCTURE AND JOBS DEVELOPMENT COUNCIL, on behalf of said public corporation.

My commission expires December 21, 2017.

/s/ Barbara J. Pauley
NOTARY PUBLIC

STATE OF WEST VIRGINIA,

COUNTY OF KANAWHA, TO-WIT:

The forgoing instrument was acknowledged before me this 8th day of December, 2010, by David A Warner, the Executive Director of WEST VIRGINIA ECONOMIC DEVELOPMENT AUTHORITY, a West Virginia public corporation, on behalf of said corporation.

My commission expires April 03, 2017.

/s/ Beverly S. Dolin
NOTARY PUBLIC
[SEAL]

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STATE OF WEST VIRGINIA,

COUNTY OF  Mon, TO-WIT:

The forgoing instrument was acknowledged before me this 9th day of December, 2010, by  Lauren B. Ferrell, the Customer Service  of  PROTEA BIOSCIENCES, INC., a Delaware corporation, on behalf of said corporation.

My commission expires  Sept. 12, 2018

/s/ Lauren B. Ferrell
[SEAL]	NOTARY PUBLIC

This instrument was prepared by: Charles W. Loeb, Jr., Jackson Kelly PLLC, P. O. Box 553, Charleston, West Virginia 25322.

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EXHIBIT A

LIST OF EQUIPMENT AND MACHINERY

Vendor	Equipment

AB Sciex	ABI 5500 QTRAP LC/MS/MS — Model # 5500, Serial # AU23751008. [Invoice # 400022349]

AB Sciex	HPLC/API4000 Mass Spec (2 Units) — Model # 4000, Serial Nos. J1030110 and J2480202. [Invoice # 400025969]

Hitachi	Total Amino Acid Analyzer — Model # L-8900, Serial # 2145-003. [Invoice # 83015295]

AB Sciex	Transformer (HPLC/API 4000 related equipment) — Serial Nos. 27860523 and 27860524. [Invoice # 400026283]

Thermo Fisher	Watson LIMS Software [Invoice # 01-77694]

Waters	Synapt G2 HDMS 8k with UPLC (Serial # UCA229)

AB Sciex	Hotfixes (HPLC/API related equipment/software) [Invoice # 400026481]

AB Sciex	Pump, auto sampler, etc. (Invoice 400027024)

Pumps: Model #LC-20AD (Serial #L20104853838, #L20104853839, #L20104853845 & #L20104853846)

Autosamplers: Model #SIL-20AC HT (Serial #L20354855845 & #L20354855847)

Communication modules: Model #CBM-20A (Serial #L20234852691 & #L20234852713)

Column ovens: Model #CTO-20AC (Serial #L20214750719 & #L20214750722)

Degassers: Model #DGO-20A3 (Serial #SSI-3-1745 & #SSI-3-1766)

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CERTIFICATE OF COMPLETION

The undersigned, Stephen Turner, President of Protea Biosciences, Inc., a Delaware corporation authorized to transact business in the State of West Virginia, hereby certifies to the West Virginia Water Development Authority, acting on behalf of the West Virginia Infrastructure and Jobs Development Council, in connection with its loan in the principal amount of Nine Hundred Thousand and 00/100 Dollars ($900,000.00) to Protea Biosciences, Inc. to assist it in financing the acquisition and installation of certain equipment, including without limitation the equipment described in Exhibit A attached hereto, to be located and operated in Monongalia County, West Virginia at 955 Hartman Run Road, Suite 210, Morgantown, West Virginia, that the acquisition and installation of said equipment have been completed as of the date of this Certificate, said equipment is fully operational and said equipment has been paid for in full by Protea Biosciences, Inc., all in accordance with the application submitted by Protea Biosciences, Inc. to the West Virginia Infrastructure and Jobs Development Council in connection with said loan.

Dated as of the 21st day of December, 2010.

/s/ Stephen Turner
Stephen Turner

STATE OF WEST VIRGINIA
COUNTY OF Monongalia, to-wit:

Subscribed and sworn before me this 21st day of December, 2010 by Stephen Turner, President of Protea Biosciences, Inc., a Delaware corporation.

My commission expires: September 14, 2005

/s/ Jesse L. Ayers II
[SEAL]	NOTARY PUBLIC

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EXHIBIT A

LIST OF EQUIPMENT AND MACHINERY

Vendor	Equipment

AB Sciex	ABI 5500 QTRAP LC/MS/MS — Model # 5500, Serial # AU23751008. [Invoice # 400022349]

AB Sciex	HPLC/API 4000 Mass Spec (2 Units) — Model # 4000, Serial Nos. J1030110 and J2480202. [Invoice # 400025969]

Hitachi	Total Amino Acid Analyzer — Model # L-8900, Serial # 2145-003. [Invoice # 83015295]

AB Sciex	Transformer (HPLC/API 4000 related equipment) — Serial Nos. 27860523 and 27860524. [Invoice # 400026283]

Thermo Fisher	Watson LIMS Software [Invoice # 01-77694]

Waters	Synapt G2 HDMS 8k with UPLC (Serial # UCA229)

AB Sciex	Hotfixes (HPLC/API related equipment/software) [Invoice # 400026481]

AB Sciex	Pump, auto sampler, etc. (Invoice 400027024)

Pumps: Model #LC-20AD (Serial #L20104853838, #L20104853839, #L20104853845 & #L20104853846)

Autosamplers: Model #SIL-20AC HT (Serial #L20354855845 & #L20354855847)

Communication modules: Model #CBM-20A (Serial #L20234852691 & #L20234852713)

Column ovens: Model #CTO-20AC (Serial #L20214750719 & #L20214750722)

Degassers: Model #DGO-20A3 (Serial #SSI-3-1745 & #SSI-3-1766)

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CERTIFICATE OF EQUITY INJECTION

The undersigned, Stephen Turner, President of Protea Biosciences, Inc., a Delaware corporation authorized to transact business in the State of West Virginia, hereby certifies to the West Virginia Water Development Authority, acting on behalf of the West Virginia Infrastructure and Jobs Development Council, in connection with its loan in the principal amount of Nine Hundred Thousand and 00/100 Dollars ($900,000.00) to Protea Biosciences, Inc., that as of the date of this Certificate Protea Biosciences, Inc. has injected at least Two Hundred Ninety-Five Thousand Four Hundred Ninety-Six and 72/100 Dollars ($295,496.72) of its own funds into the development of the Project, as defined in the Loan Agreement, to be partially funded by such loan, as set forth in the application of Protea Biosciences, Inc. to the West Virginia Infrastructure and Jobs Development Council for such loan.

Dated as of the 21st day of December, 2010.

/s/ Stephen Turner
Stephen Turner

STATE OF WEST VIRGINIA
COUNTY OF Monongalia, to-wit:

Subscribed and sworn before me this 21st day of December, 2010 by Stephen Turner, President of Protea Biosciences, Inc., a Delaware corporation.

My commission expires: September 14, 2015.

/s/ Jesse L. Ayers II
[SEAL]	NOTARY PUBLIC

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CLOSING STATEMENT

Disbursement of
$900,000 Term Loan
By
West Virginia Water Development Authority, on behalf of the
West Virginia Infrastructure and Jobs Development Council
to
Protea Biosciences, Inc.

December 21, 2010

I.	Disbursement of Loan Proceeds due to Borrower (wire transfer instructions attached hereto as Exhibit A)	$900,000.00

II.	Fees of Lender's and Borrower's Counsel and related Closing costs to be paid by Borrower with Funds other than Loan proceeds

	TOTAL	$900,000.00

Reviewed and Approved as of:

December 21, 2010

WEST VIRGINIA WATER DEVELOPMENT	PROTEA BIOSCIENCES, INC.
AUTHORITY, acting on behalf of the West
Virginia Infrastructure And Jobs Development
Council

By:	By:	/s/ Stephen Turner
Title:		Title:	CEO

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